Exhibit 10.1.1

                        FIRST AMENDMENT TO EMPLOYMENT AND
                            NON-COMPETITION AGREEMENT

         This First Amendment is made as of the 4th day of February 2004, by and between ADELE HEPBURN ("Hepburn"), and USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA").

                                   Background

         USA  and  Hepburn  entered  into  an  Employment  And   Non-Competition
Agreement dated as of January 1, 1993 (the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

         1. Amendment. Paragraph A of Section 2. Compensation and Benefits of the Agreement is hereby deleted and the following new paragraph A is hereby substituted in its place:

                        A.   In   consideration   of  her   services
               rendered, commencing July 1, 2003, USA shall pay to Hepburn a base salary of $130,000 per year during the Employment Period, subject to any withholding required by law. Hepburn's base salary may be increased from time to time in the discretion of the Board of Directors.

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         2.  Modification.   Except  as  otherwise  specifically  set  forth  in
Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

         3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         4. Original Part. The amendments to the Agreement made in Paragraph 1 hereof shall be effective from and after July 1, 2003.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year first above written. USA TECHNOLOGIES, INC.


                                                  By: /s/ Stephen P. Herbert
                                                      --------------------------
                                                      Stephen P. Herbert,
                                                      President


                                                      /s/ Adele Hepburn
                                                      --------------------------
                                                      ADELE HEPBURN